Exhibit 10.2
RECORDING REQUESTED BY:
WHEN RECORDED MAIL TO:
LOCKE LORD BISSELL & LIDDELL LLP
300 South Grand Avenue, 26th Floor
Los Angeles, California 90071
Attn: Alfred M. Clark, III, Esq.
(Space Above For Recorder’s Use)

DATE: August 20, 2010	TRUST DEED
DEED OF TRUST, ASSIGNMENT OF RENTS AND
SECURITY AGREEMENT
MADE BY
MIRALOMA BORROWER CORPORATION, a Delaware corporation
c/o Pacific Sunwear of California, Inc.
3450 East Miraloma Avenue
Anaheim, CA 92806
HEREINAFTER REFERRED TO AS “BORROWER”
TO
FIRST AMERICAN TITLE INSURANCE COMPANY
5 First American Way
Santa Ana, CA 92707
HEREINAFTER REFERRED TO AS “TRUSTEE”
FOR THE BENEFIT OF
AMERICAN NATIONAL INSURANCE COMPANY
One Moody Plaza
Galveston, Texas 77550
Attention: Mortgage and Real Estate Investment Department
HEREINAFTER REFERRED TO AS “LENDER”
NOTE AMOUNT: SIXTEEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($16,800,000.00)
California hereinafter referred to as the “Governing Jurisdiction”
THIS DOCUMENT IS ALSO A FIXTURE FILING IN ACCORDANCE WITH
§9502(c) OF THE CALIFORNIA UNIFORM COMMERCIAL CODE.

DEED OF TRUST, ASSIGNMENT OF RENTS AND
SECURITY AGREEMENT
          Borrower hereby irrevocably grants, transfers, and assigns to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Borrower’s estate, right, title and interest in, to and under and grants to Lender a security interest in any and all of the following described property which is (except where the context otherwise requires) herein collectively called the “Property,” whether now owned or held or hereafter acquired:
          (A) That certain real property more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference, together with all of the easements, rights, privileges, franchises and appurtenances thereunto belonging or in any wise appertaining (the “Premises”), and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;
          (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Premises (the “Improvements”), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, including such of the foregoing as may be used in connection with the generating or distributing of air, water, heat, electricity, light, fuel or refrigeration or for ventilating or sanitary purposes or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements, or any portion thereof;
          (C) All articles of personal property (except inventory as defined in Article 9 of the UCC) and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, including without limitation all safes, built-in furniture and installations, shelving, partitions, doors and door-stops, vaults, elevators, dumb-waiters, awnings, window shades, Venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire and life safety systems, fire sprinkler systems, alarm systems, drapes and drapery rods and brackets, screens, linoleum, carpets, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating, ventilating and air-conditioning equipment, stoves, ovens, water heaters, incinerators, furniture and furnishings, communication systems, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration or for sanitary or drainage purposes or for the removal of dust, refuse or garbage, all specifically designed installations and furnishings and all of said articles of property, the specific enumerations herein not excluding the general, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements, or any portion thereof, and owned by Borrower or in which Borrower now has or hereafter acquires an interest, and all building materials and equipment now or hereafter delivered to and intended to be installed or placed in or about the Premises or the Improvements (all of the foregoing, collectively, being the “Personal Property”);

          (D) All right, title and interest of Borrower in and to all streets, roads and public places, opened or proposed, all ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the Property, and all easements and rights of way, public or private, tenements, hereditaments, rights and appurtenances, now or hereafter used in connection with, belonging or appertaining to, the Premises (all of the foregoing being, collectively, the “Appurtenances”);
          (E) All of the rents, royalties, issues, profits, revenue, income and other benefits of the Premises, or arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto including, without limitation, any and all rents, royalties, issues, earnings, profits, revenue, income and other benefits generated by Borrower, any lessee, operator or concessionaire for the letting or other use of any room or space in the Premises or the Improvements, and all right, title and interest of Borrower in and to all leases, subleases, operating and/or concession agreements of, or relating to the Property now or hereafter entered into and all right, title and interest of Borrower thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of said terms (all of the foregoing being, collectively, the “Rents and Profits”);
          (F) All governmental permits relating to construction on the Property (to the extent assignable) (collectively, the “Intangible Property”);
          (G) All causes of action, claims, compensation and recoveries for any condemnation or taking of the Property, or any portion thereof, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Property, or any portion thereof, or for any loss or diminution in value of the Property for any reason, whether direct or consequential (all of the foregoing being, collectively, the “Claims”);
          (H) All architectural, structural, mechanical and engineering plans and specifications prepared for construction of the Improvements and all studies, data and drawings relating thereto, and also all contracts and agreements of Borrower relating to the aforesaid plans and specifications or to the construction of the Improvements (all of the foregoing being, collectively, the “Plans”);
          (I) All deposits and advance payments, and refunds owing therefrom, of any kind or nature paid by or on behalf of Borrower, or owing to Borrower, with respect to the Property, and claims thereto, including, but not limited to, refunds of secured real property taxes and personal property taxes and prepaid insurance premiums, other than prepaid premiums paid under a general policy which covers Borrower and some of its affiliates, (all of the foregoing being, collectively, the “Deposits”);
          (J) All proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (all of the foregoing being, collectively, the “Proceeds”).

          Notwithstanding the foregoing, the Property shall not include any trademarks or other intellectual property of Pacific Sunwear of California, Inc. or any of its subsidiaries (other than the Intangible Property).
          FOR THE PURPOSE OF SECURING, in such order of priority as Lender may elect:
          (1) Due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement contained in that certain promissory note ( the “Note”) of even date herewith in the face amount as set forth on page 1 hereof, executed by Borrower to the order of Lender and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by the Note or otherwise;
          (2) Payment of all other sums, with interest thereon at the rate of interest provided in the Note becoming due or payable under the provisions hereof;
          (3) Payment of such additional sums and interest thereon which may hereafter be loaned to Borrower, or its successors or assigns, by Lender, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; and
          (4) Due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Borrower contained herein or in any other instrument heretofore or hereafter executed by Borrower related to or arising out of the indebtedness represented by the Note.
ARTICLE I
COVENANTS OF BORROWER
          Borrower covenants, warrants and agrees to and with Lender and Trustee as follows:
          1.01 Borrower will pay the principal and interest and all other sums becoming due with respect to the Note at the time and place and in the manner specified in the Note, according to the terms thereof.
          1.02 Borrower has, on the date this Deed of Trust is recorded, good and marketable title to the Property subject to no lien, charge or encumbrance except such as are listed as exceptions to title in the title policy or policies, if any, insuring the lien of this Deed of Trust issued by a title company or companies acceptable to Lender (the “Permitted Exceptions”; Borrower owns or, upon acquisition thereof, will own the Personal Property free and clear of liens and claims; and this Deed of Trust is and will remain a valid and enforceable lien on the Property subject only to the exceptions referred to above. Borrower has full power and lawful authority to grant, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Trustee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever, other than Permitted Exceptions. Borrower shall promptly and completely observe, perform and discharge each and every obligation, covenant and agreement affecting the Property whether the same is prior and superior or subject and subordinate hereto, including, if the security hereunder is or will be a condominium, community apartment, stock co-operative or part of a planned development, each and every provision under any Declaration of Covenants, Conditions and Restrictions pertaining to the condominium, community apartment, stock co-operative or planned development project.
          1.03 (a) Borrower will, at its own cost and without expense to Trustee or Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Trustee or Lender shall from time to time require for the better assuring, conveying, assigning, transferring and confirming unto Trustee and Lender the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Trustee or Lender, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or filing, registering or recording this Deed of Trust and, on demand, Borrower will execute and deliver, and hereby authorizes Trustee or Lender to execute in the name of Borrower to the extent Borrower may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the lien hereof upon the Personal Property, the Appurtenances, the Rents and Profits, the Intangible Property, the Claims, the Plans, the Proceeds and the Deposits.
               (b) Borrower forthwith upon the recordation of this Deed of Trust, and thereafter from time to time, will cause this Deed of Trust and any security instruments creating a lien or evidencing the lien hereof upon the Personal Property, the Appurtenances, the Rents and Profits, the Intangible Property, the Claims, the Plans, the Proceeds and the Deposits, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, the title of Trustee to and the security interest of Lender in the Property.
               (c) Borrower will pay all filing, registration and recording fees, and all expenses incident to the execution and acknowledgment of this Deed of Trust, and any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Personal Property, the Appurtenances, the Rents and Profits, the Intangible Property, the Claims, the Plans, the Proceeds and the Deposits and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance (other than income taxes of Lender).
          1.04 Borrower will keep the Property insured against loss or damage with fire and extended coverage property damage insurance on an all-risks basis, and insurance against any other risks or hazards that, in the opinion of Lender, should be insured against to the amount of the full insurable value thereof on a replacement cost basis, excluding land value, with a replacement cost endorsement without deduction for depreciation, and in such form and with such other coverages and endorsements as may be approved or required by Lender from time to time. Borrower shall also carry and maintain business interruption insurance, without a coinsurance provision, in an amount sufficient to cover principal and interest payments under the Note for a period of not less than twelve (12) months and property tax and insurance expenses for a period of not less than twelve (12) months, and in such form and with such other endorsements as may be approved or required by Lender. In addition, in the event the Department of Housing and Urban Development designates the Property to be in a Special Flood Hazard Area, Borrower hereby undertakes that it will acquire flood insurance in an amount satisfactory to and with loss payable to Lender. Borrower will also carry comprehensive public liability insurance, in such form, amounts (initial minimum $1,000,000) and with such reasonable companies as Lender may from time to time require, with Lender included thereon as a named insured under a standard mortgagee endorsement of the character above described. Notwithstanding anything to the contrary contained in this Deed of Trust, following the recordation of this Deed of Trust, Lender reserves the right to require additional coverages (or changes to current coverages that are commercially reasonable) or endorsements in the future (such as earthquake, tornado, hurricane or terrorism coverages), provided that such coverages or endorsements are commercially reasonable for the area in which the Property is located and available to Borrower on a cost-effective and commercially reasonable basis. All insurance policies shall be issued by companies acceptable to Lender and have a “Best’s Key Rating Guide” financial size rating of Class “A-/X” or higher. Said insurance policies shall be endorsed with a standard non-contributory mortgage clause, shall contain no coinsurance provisions and may only be canceled or modified upon not less than thirty (30) days’ prior written notice to Lender. Loss under said insurance shall be payable to Lender and shall be applied in the same manner as provided in Section 1.05(b) hereof. The original policy or policies evidencing all insurance referred to in this paragraph, together with receipts for the payment of premiums thereon, shall be delivered to and held by Lender. In the event that Lender approves the use of a “blanket” policy, a certified copy of such blanket policy, together with an original certificate approved by Lender indicating Lender to be the insured mortgagee under such policy with coverages in the approved amounts shall be delivered to Lender. Lender shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of lawsuits.
          1.05 (a) Borrower, upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises and Improvements or any portion thereof or knowledge of any casualty damage to the Property or damage of any other kind, will immediately notify Lender. Lender may participate in any proceedings and join Borrower in adjusting any loss covered by insurance. All compensation, awards, proceeds, damages, claims, rights of action and payments to which Borrower may become entitled shall be paid over to Lender. Subject to the provisions of Section 1.05(b) hereof, Lender shall have the sole and absolute discretion, notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, to apply any part or all of the amount collected in connection with any condemnation proceeding: (i) upon any indebtedness secured hereby and in such order as Lender may determine, or (ii) without reducing the indebtedness secured hereby, to the reimbursement of Lender for expenses incurred by it in the restoration of the Property. Such application shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Lender shall be under no obligation to question the amount of any compensation, awards, proceeds, damages, claims, rights of action or payments, and may accept the same in the amount in which the same shall be paid.

          (b) Lender shall make available to Borrower any such proceeds for the rebuilding or restoration of the Property so damaged or condemned, provided Lender determines, in its reasonable discretion, that its security under this Deed of Trust has not been impaired, and provided Borrower shall have fulfilled all of the following conditions: (i) no default or Event of Default shall have occurred and be continuing under the Note, this Deed of Trust or any instrument heretofore or hereafter executed by Borrower having reference to or arising out of the Note; (ii) Borrower shall not be in default under any of the terms, covenants and conditions of any of the leases, subleases, licenses or other occupancy agreements affecting the Property which have been approved by Lender; (iii) Borrower shall have in force business interruption insurance covering principal and interest payments under the Note for a period of not less than twelve (12) months and property tax and insurance expenses for a period of not less than twelve (12) months; (iv) Lender, acting reasonably, shall be satisfied that the insurance or award proceeds shall be sufficient to fully restore and rebuild the Property free and clear of all liens except the lien of this Deed of Trust and Permitted Exceptions or, in the event that available proceeds are, in Lender’s reasonable opinion, insufficient to restore and rebuild the Property, Borrower has deposited with Lender funds that, together with the available insurance or award proceeds are sufficient in Lender’s reasonable judgment to restore and rebuild the Property and Borrower at all times thereafter maintains sufficient funds on deposit to complete rebuilding, as certified by a licensed architect approved by Lender, acting reasonably; (v) construction and completion of the restoration and rebuilding of the Property shall be completed in accordance with plans and specifications and drawings submitted to and approved by Lender, which plans, specifications and drawings shall not be modified in any material respect without Lender’s prior written consent which shall not be unreasonably withheld; (vi) Lender shall have timely approved all prime contractors and principal subcontractors, and the general contract and principal subcontracts Borrower proposes to enter into with respect to the restoration and rebuilding; (vii) any and all monies that are made available for restoration and rebuilding hereunder shall be disbursed through Lender, Trustee or a title insurance or trust company satisfactory to Lender, in accordance with standard construction lending practice, including, if requested by Lender, monthly lien waivers and title insurance date-downs, or in any other manner approved by Lender in Lender’s sole discretion, with funds being disbursed not more often than once per month; (viii) Borrower shall provide builder’s risk insurance meeting Lender’s requirements, naming Lender as an additional insured; (ix) if the proceeds derive from insurance, the insurer must not have asserted, and must not subsequently assert, any defense or right of offset against Borrower or any tenant of the Property under the terms of the applicable policy or policies; and (x) Lender, acting reasonably, shall be satisfied that the quality of the materials and workmanship of the repair or reconstruction of the Property will be at least equal to the quality of the materials and workmanship of the repair or reconstruction of the Property prior to such damage or condemnation. The excess of said proceeds above the amount necessary to complete such restoration or rebuilding, if any, shall be disbursed to Lender to be applied against the principal balance of the Note as a partial prepayment thereof to Borrower. Lender’s security hereunder shall be deemed impaired if the value of the Property after restoration and rebuilding is less than the value of the Property prior to such restoration or rebuilding, as determined in Lender’s reasonable discretion.
          1.06 (a) Borrower, from time to time prior to when the same shall become delinquent, will pay and discharge all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, imposed upon or assessed against the Property or any part thereof or and all water and sewer rents and charges and all other public charges, whether of a like or different nature, imposed upon or assessed against Borrower or the Property or any part thereof or upon the revenues, rents, issues, income and profits of the Property, or arising in respect of the occupancy, use or possession of the Property. Borrower will, upon the request of Lender, deliver to Lender receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges.
          (b) Borrower will pay to Lender, together with each payment of an installment of principal and/or interest under the Note, a pro rata portion of the taxes, assessments and insurance premiums next to become due, as estimated by the Lender. The determination of the amounts so payable and of the fractional parts thereof to be deposited with Lender, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Lender in its reasonable discretion. Said amounts shall be held by Lender without interest and applied to the payment of the obligations in respect of which said amounts were deposited, in such order or priority as Lender shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one (1) month prior to the due date of any of the aforementioned obligations the amount then on deposit therefor shall be insufficient for the payment of such obligation in full, Borrower, within ten (10) days after demand, shall deposit the amount of the deficiency with Lender. Nothing herein contained shall be deemed to affect any right or remedy of Lender under any other provision of this Deed of Trust or under any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Default Rate to the indebtedness hereby secured. Lender is hereby granted a security interest in the amounts held by it pursuant to this Section 1.06(b) for the purpose of securing payment of impositions and the amounts owing by Borrower and which Lender may pay under this Section 1.06(b) and the sale of the Property, or any interest therein, voluntarily, involuntarily or by operation of law, shall not release said interest or Lender’s right to apply said amounts as herein provided. Notwithstanding anything to the contrary contained herein, so long as the insurance on the Improvements is part of a blanket insurance policy maintained by Pacific Sunwear of California, Inc. (“Pac Sun”), or its affiliate, then provided that the Borrower demonstrates to Lender’s reasonable satisfaction the term of such policy, the amount of such annual insurance premium, the insured value of the Improvements insured by such blanket policy and the amount of the total insured value of all improvements insured by such blanket policy, the amount of the insurance premium to be paid by Borrower during the term of such blanket policy hereunder shall be the “Annual Insurance Percentage”. The “Annual Insurance Percentage” for any such period shall be one hundred three per cent (103%) of the sum of the annual premium (or other periodic premium) for such blanket insurance policy multiplied by the positive fraction that has as its numerator such insured value of the Improvements insured by such blanket policy and as the denominator such amount of the total insured value of all improvements insured by such blanket policy. Borrower shall pay such amount in installments equal 1/12th each on a monthly basis on the due date for the monthly installment payments under the Note. Within fifteen (15) days after delivery of an invoice for the insurance premium to Lender, then Lender shall disburse to Borrower the lesser of (i) the amount deposited by Borrower for insurance premiums, less previous disbursements for insurance premiums, or (ii) the Annual Insurance Percentage of the amount of the invoice.

               (c) Borrower will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved subject to Permitted Exceptions, at the sole cost of Borrower, without expense to Trustee or Lender.
          1.07 All right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to the Property, hereafter acquired by, or released to, Borrower or constructed, assembled or placed by Borrower on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, mortgage, conveyance, assignment or other act by Borrower, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Borrower and specifically described in the granting clause hereof, but at any and all times Borrower will execute and deliver to Trustee any and all such further assurances, deeds of trust, conveyances or assignments thereof as Trustee or Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.
          1.08 This Deed of Trust shall be self-operative and constitute a Security Agreement with respect to the Personal Property, the Appurtenances, the Rents and Profits, the Intangible Property, the Claims, the Plans, the Deposits and the Proceeds; provided, however, during an Event of Default Borrower hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements or other instruments as Lender may request or require in order to impose or perfect the lien or security interest hereof more specifically thereon.
          1.09 (a) The Rents and Profits are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Lender to be applied by Lender in payment of the principal and interest and all other sums payable on the Note, and of all other sums payable under this Deed of Trust. Prior to the happening of any Event of Default as set forth in Article II hereof, Borrower shall be entitled to collect and receive all Rents and Profits (including security deposits). Nothing contained in this Section 1.09(a) or elsewhere in this Deed of Trust shall be construed to make Lender a mortgagee in possession unless and until Lender actually takes possession of the Property either in person or through an agent or receiver.
               (b) Borrower will not (i) execute an assignment of any of its right, title or interest in the Rents and Profits, other than to Lender, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Property or of any part thereof, now existing or hereafter to be made, or (iii) modify any lease of the Property or any part thereof so as to shorten the unexpired term thereof or so as to decrease the amount of the rent payable thereunder, or (iv) accept prepayments of any installments of rent to become due under any of said leases in excess of one (1) month’s rental or prepayments in the nature of security for the performance of the lessee’s obligations thereunder in excess of an amount equal to one (1) month’s rental.
               (c) Borrower will at all times, promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in the leases of the Property now or hereafter existing on the part of the lessor, wherein Borrower is the lessor, to be kept and performed. Further, Borrower will not, without the prior written consent of Lender, enter into any lease or other rental or occupancy agreement; provided, however that Lender will not unreasonably withhold its consent to a proposed lease or renewal where the tenant is an independent third party and the terms thereof can reasonably be demonstrated to have been negotiated at arm’s length at then prevailing market values unless the tenant executes a subordination and attornment agreement in a form reasonably acceptable to Lender.
               (d) Borrower shall furnish to Lender, within thirty (30) days after a request by Lender to do so, a written statement containing the names of all lessees of the Property with respect to leases where Borrower is the lessor, the terms of their respective leases, the spaces occupied and the rentals payable thereunder and a copy of each such lease.
               (e) Borrower shall not enter into any new Lease affecting all or any party of the Property unless and until Borrower has provided to Lender, not later than twenty (20) days prior to the execution thereof, a copy of such proposed new Lease and has obtained Lender’s prior written approval of such new Lease.
          1.10 To the extent not provided by applicable law, each lease of the Property or any part thereof shall provide that, in the event of the enforcement by Trustee or Lender of the remedies provided for by law or by this Deed of Trust, the lessee thereunder will, if requested by Lender or by any person succeeding to the interest of Borrower as the result of said enforcement, automatically become the lessee of any such successor in interest, without any change in the terms or other provisions of the respective lease; provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease not in excess of an amount equal to one (1) month’s rental, or (ii) any amendment or modification in the lease made without the consent of Lender or any successor in interest. Each lease shall also provide that, upon request by said successor in interest, the lessee shall execute and deliver an instrument or instruments confirming its attornment.
          1.11 Without the prior written consent of Lender being first had and obtained, Borrower will not execute or deliver any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Property (“Subordinate Mortgage”). If Lender consents to any other or further Subordinate Mortgage or in the event the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Borrower will not execute or deliver any Subordinate Mortgage unless it shall contain, among other provisions, express covenants to the effect that:
               (a) the Subordinate Mortgage is in all respects subject and subordinate to this Deed of Trust;

               (b) if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Property will be named as a party defendant, nor will any action be taken with respect to the Property which would terminate any occupancy or tenancy of the Property, or any portion thereof, without the consent of Lender;
               (c) The Rents and Profits, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the Note, and then to the payment of maintenance expenses, operating charges, taxes, assessments and disbursements incurred in connection with the ownership and maintenance of the Property;
               (d) if any action or proceeding shall be brought to foreclose the Subordinate Mortgage, prompt notice of the commencement thereof will be given to Lender.
          1.12 (a) Borrower will not commit any waste on the Premises or make any change in the use of the Property that will in any way increase any ordinary fire or other hazard arising out of construction of the Improvements or operation of the Property, nor will Borrower make any application to any federal, state or local governmental authority (“Governmental Authority”) for a change in zoning or a change in any other law, ordinance, statute, rule, order, decree, directive or regulation (“Laws”) affecting the Property except changes which benefit the Premises, nor will Borrower consent to any such change without the written consent of Lender. Borrower will at all times comply in all material respects with all Laws of any Governmental Authority having or exercising jurisdiction over construction of the Improvements or otherwise affecting the Property or any portion thereof, including, but not limited to, compliance in full with any legislation and regulations relating to the handicapped and regulations of the Environmental Protection Agency, and maintain and keep the Improvements in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements which are necessary to comply in all material respects with such Laws. After completion of the Improvements, they shall not be removed, demolished or substantially altered, nor shall any additions to the Improvements be made other than the erection or removal of non load-bearing demising walls, without the prior written consent of Lender, which shall not be unreasonably withheld nor shall any of the Personal Property be removed except where appropriate replacements free of superior title, liens and claims are immediately made having a value at least equal to the value of the Personal Property so removed; provided that Borrower may in good faith and the ordinary course of it business make changes to the Improvements that do not adversely affect the structural integrity provided such changes, when taken in the aggregate with all related changes, cost no more than $100,000.
               (b) Upon the occurrence of an Event of Default, or in the event Lender, in its reasonable discretion, determines that the Property is not being properly maintained and Borrower fails to cure within 30 days, Borrower will pay to Lender, together with each payment of an installment of principal and/or interest under the Note, a maintenance reserve deposit in such amount as Lender reasonably concludes is appropriate for the purpose of funding needed capital improvements to the Property. Said amounts shall be held by Lender, without interest, and shall form a maintenance reserve for the Property (the “Maintenance Reserve”). Upon the written request of Borrower, Lender shall, provided no Event of Default is occurring, allow disbursements from funds held from time to time in the Maintenance Reserve as payments against invoices for capital improvements to the Property made after the date this Deed of Trust is recorded (“capital improvement” meaning, generally, an item that is capitalized for financial accounting purposes rather than being considered an annual expense item). Nothing herein contained shall be deemed to affect any right or remedy of Lender under any other provision of this Deed of Trust or under any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Default Rate to the indebtedness hereby secured. Lender is hereby granted a security interest in the amounts held by it in the Maintenance Reserve pursuant to this Section 1.12(b) for the purpose of securing payment of impositions and the amounts owing by Borrower and which Lender may pay under this Section 1.12(b) and the sale of the Property, or any interest therein, voluntarily, involuntarily or by operation of law, shall not release said interest or Lender’s right to apply said amounts as herein provided.
          1.13 Borrower, if a corporation, partnership (limited or general), limited liability company, or other form of entity that is not a natural person, will, so long as it is the owner of the Property, do all things necessary to preserve and keep in full force and effect its existence under the laws of the state of its organization and will comply in all material respects with all Laws of any Governmental Authority or court applicable to Borrower or the Property or any part thereof.
          1.14 (a) Borrower will keep adequate records and books of account on an accrual basis and will permit Trustee and Lender, or their agents, accountants and attorneys, upon five (5) days prior written notice, to visit and inspect the Property and examine Borrower’s records and books of account, and make copies thereof, and to discuss Borrower’s affairs, finances and accounts relating to the Property with the officers, agents or principals of Borrower at such times during normal business hours as may be specified by Trustee or Lender in the written notice.
               (b) Borrower will deliver to Lender, within ninety (90) days after the close of each fiscal year, annual audited financial statements of Borrower, including operations for the Property (balance sheet, statements of income and expense, cash flow and utilization of cash) which annual financial statements shall set forth, in comparative form, the annual statement of operations of the Property (balance sheet, income and expenses, cash flow and utilization of cash) for the previous year, including rental from tenants and calculation of tenant expense contributions. During the continuance of an Event of Default Borrower will further deliver to Lender with reasonable promptness such other information with respect to the Property as Lender may reasonably request from time to time, including, without limitation, a schedule of gross receipts collected from each tenant obligated to pay additional rent based on a percentage of gross receipts. All statements submitted shall be prepared in accordance with generally accepted accounting principles, or another format approved by Lender, which approval if granted may be revoked following an Event of Default. All financial statements submitted by Borrower with respect to the Property shall be accompanied by the certificate of Borrower dated within five (5) days of the delivery of such statements to Lender, stating that such annual statements are true and correct in all material respects. Upon the occurrence of an Event of Default, and for so long thereafter as any sums are owing under the Note, Lender shall have the right to require that the foregoing financial statements be delivered monthly or quarterly on an unaudited basis and the further right to require that such annual statements be audited and certified by a certified public accountant, at the expense of Borrower. Borrower agrees to pay to Lender an administrative charge of $200 for each month, or portion thereof, that any required operating statements are late, in order to compensate Lender for the increased administrative expense and effort occasioned by tardy financial information.
               (c) Borrower, within three (3) business days upon request in person or within five (5) business days upon request by mail, will furnish a written statement duly acknowledged of the amount due on the Note, whether for principal or interest, and whether any offsets or defenses exist against the indebtedness secured hereby.
               (d) Any change in the property manager that is managing the Property for Borrower as of the date this Deed of Trust is recorded requires the prior consent of Lender, and Borrower agrees to provide any information reasonably requested by Lender as to the reasons for a proposed change in management, the expected benefits to flow therefrom, and the credentials of the proposed new manager.
          1.15 Borrower shall pay all reasonable costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder; Borrower shall pay all taxes (except federal and state income taxes) and any other governmental charges or impositions imposed by any Governmental Authority on Trustee or Lender by reason of their interests in the Note or this Deed of Trust.
          1.16 Lender shall be subrogated, notwithstanding their release of record, to any mechanic’s or vendor’s lien or liens, superior titles, mortgages, deeds of trust, liens, encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Property to the extent that the same are paid or discharged from the proceeds of the loan evidenced by the Note.
          1.17 Borrower will, if the Note is mutilated, destroyed, lost or stolen, deliver to Lender, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued but unpaid interest. Borrower shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note, and also such security or indemnity as may be reasonably requested by Borrower; provided, however, that if the original Lender named herein is the then Lender under this Deed of Trust, an unqualified indemnity from the original Lender named herein shall be deemed to be satisfactory security or indemnification.
          1.18 If the Note provides any charge for prepayment, Borrower agrees to pay said charge even if and notwithstanding the fact that Borrower shall have defaulted in payments due under the Note or in the performance of any agreement hereunder and Lender, by reason thereof, shall have declared all sums secured hereby immediately due and payable.
          1.19 Without affecting the liability of Borrower or of any other person who is or shall become bound by the terms of this Deed of Trust or who is or shall become liable for the performance of any obligation secured hereby, Lender may, in such manner upon such terms and at such times as it deems best and without notice or demand, release any party now or hereafter liable for the performance of any such obligation, extend the time for such performance, accept additional security therefor, and alter, substitute or release any property securing such performance. No exercise or non-exercise by Lender of any of its rights under this Deed of Trust, no dealing by Lender with any person, firm or corporation and no change, impairment, loss or suspension of any right or remedy of Lender shall in any way affect any of the obligations of Borrower hereunder or any security furnished by Borrower, or give Borrower any recourse against Lender.
          1.20 Borrower covenants that: (a) to the best of Borrower’s knowledge, after due and diligent inquiry (which shall mean Borrower has conducted an inquiry or investigation of matters actually known to Borrower as the owner of the Property, as well as the procuring by Borrower of the investigation and report required by Lender in connection with the making of the loan evidenced by the Note) no substances, including, without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Environmental Law (defined below), the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included, within the definition of hazardous or toxic waste, materials or substances (“Hazardous Substances”) under any law relating to environmental conditions and industrial hygiene, including, without limitation, the Resource Conservation and Recovery Act of 1976 (“RCRA”), 42 U.S.C. §6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. §§9601-9657, the Hazardous Materials Transportation Act, 49 U.S.C. §6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Clean Air Act, 42 U.S.C. §741 et seq., the Clean Water Act, 33 U.S.C. §7401 et seq., the Toxic Substances Control Act, 15 U.S.C. §§2601-2629, the Safe Drinking Water Act, 42 U.S.C. §§300f-300j, as any of the foregoing have heretofor or will hereafter be amended, and all similar federal, state and local environmental statutes, ordinances and the regulations, orders and decrees now or hereafter promulgated thereunder (collectively, “Environmental Laws”), shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, by Borrower in, on or under the Property in violation of Environmental Laws; (b) that no activity shall be undertaken on the Property which would cause (i) the Property to become a hazardous waste treatment, storage or disposal facility as such terminology is defined and classified under any Environmental Law, (ii) a release or threatened release of Hazardous Substances from the Property in violation of any Environmental Law, or (iii) the discharge of Hazardous Substances into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Substances which would require a permit under any Environmental Law and for which no such permit has been issued; (c) that no activity shall be undertaken or permitted to be undertaken, by the Borrower on the Property which would result in a violation under any Environmental Law, and (d) to obtain and deliver to Lender, within a reasonable time following completion of the actions as have been required to be taken by the appropriate governmental agency, certifications of engineers or other professionals reasonably acceptable to Lender, in form and substance reasonably satisfactory to Lender, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Substances on or about the Property to the levels required by the appropriate governmental agencies have been taken, and that upon completion of such action, the

Property is, to the knowledge of such professional, then in compliance with applicable Environmental Laws as then in effect and applicable to such actions. Notwithstanding the foregoing, Borrower and tenants of Borrower may use and store commercially reasonable quantities of Hazardous Substances on the Property to the extent that such use and storage is necessary for the proper operation of the Property or in the ordinary course of the businesses conducted on the Property by such tenants, provided that the use and storage of such Hazardous Substances is in accordance with Environmental Laws and that no release or threatened release which would violate Environmental Laws occurs.
          1.21 Upon no less than three (3) business days notice to the Borrower, Lender shall have the right to enter and inspect the Property during normal business hours, or to cause a licensed environmental engineer to enter and inspect the Property, which inspection shall be conducted to determine the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Substances (as that term is defined in Section 1.20 hereof) into, onto, beneath or from the Property on either of the following: (1) upon reasonable belief of the existence of a past or present release or threatened release of any Hazardous Substance into, onto, beneath or from the Property not previously disclosed in writing to the Lender in conjunction with the making, renewal or modification of the Note, or (2) after the commencement of non-judicial or judicial foreclosure proceedings against the Property. Lender shall cause any physical damage to the Property due to the inspection to be promptly repaired and restore the Property to substantially the same condition as it existed prior to such damage. In the case of an emergency, no prior notice for the exercise of the foregoing rights by Lender shall be required. If Lender, or the licensed environmental engineer selected by Lender, is refused the right of entry and inspection by the Borrower, or by a tenant of the Property, or the Lender, or such licensed governmental engineer, is otherwise unable to enter and inspect the Property without a breach of the peace, then Lender may, upon petition, obtain a court order from a court of competent jurisdiction to exercise the Lender’s rights hereunder. In this regard, Borrower hereby consents to the appointment of a receiver by the court empowered by law to appoint a receiver for the Property, in an action brought by Lender to enforce its rights hereunder.
          1.22 Except as hereinafter provided, Borrower shall not be personally liable for the payment of principal or interest that may become due and payable under the Note and the other Loan Documents. Lender agrees not to seek, take or obtain against Borrower a deficiency judgment for amounts remaining unpaid under the Note and the other Loan Documents after all the security for the Note (including, without limitation, hazard insurance proceeds and condemnation awards with respect to the Property) has been applied to payment of all amounts due Lender under the Note and the other Loan Documents. Notwithstanding the foregoing limitation of liability, Borrower shall be fully liable (i) for fraud or misrepresentation made in connection with this Note or any instrument governing, securing or pertaining to the payment of the Note or the apparent purpose of which is to deprive Lender of the security for the Note; (ii) for failure to pay taxes, assessments, charges for labor or materials or any other charges which can create liens on any portion of the Property; (iii) for the misapplication of (a) proceeds of insurance covering any portion of the Property, or (b) proceeds of the sale or condemnation of any portion of the Property, or (c) rentals and security deposits received by or on behalf of Borrower subsequent to the date on which Lender gives written notice of the posting of foreclosure notices or the exercise of Lender’s assignment of rents; (iv) for failure to maintain, repair or restore the Premises and the Improvements in accordance with any instrument governing, securing, or pertaining to the payment of this Note; (v) for any act or omission knowingly or intentionally committed or permitted by Borrower which results in the waste, damage or destruction to the Premises and the Improvements, but only to the extent such events are not covered by insurance proceeds which are received by Lender; (vi) for the return to Lender of all unearned advanced rentals and security deposits paid by tenants of the Premises and the Improvements or any guarantors of the leases of such tenants which are not rightfully refunded to or which are forfeited by such tenants or guarantors; (vii) for the return of, or reimbursement for, all personal property included within the Property taken from the Premises by or on behalf of Borrower; (viii) for any liability of Borrower pursuant to the provision contained in this Deed of Trust pertaining to hazardous or toxic materials or substances; (ix) for any liability of Borrower pursuant to the Certificate and Indemnity Regarding Hazardous Substances executed by Borrower and delivered to Lender in connection with the indebtedness evidenced by this Note; (x) for any delay, after an Event of Default which is not cured in deeding over the Property to the Lender, or cooperate in a consensual foreclosure within 90 days of Lender’s request; (xi) for failure to maintain or alter the Property in compliance with the Americans with Disabilities Act, as it may be amended from time to time; and (xii) for all court costs and reasonable attorneys’ fees incurred in connection with the enforcement of one or more of the above subparagraphs (i) through (xi), inclusive. The foregoing shall not affect Lender’s right to proceed against any Guarantor under any guaranty agreement executed by Guarantor in connection with the Loan.
          Nothing in the foregoing shall be deemed to release, affect or impair the indebtedness evidenced by the Note or the security therefor, or Lender’s rights to enforce its remedies under the Loan Documents, including any remedy for injunctive or other equitable relief.
          1.23 As of the date of this Deed of Trust, Borrower is and until the obligations of Borrower under the Note and the Loan Documents have been fully paid and performed and this Deed of Trust has been reconveyed, Borrower shall remain, in full compliance with all applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, including but not limited to, conducting any activity or failing to conduct any activity, if such action or inaction constitutes a money laundering crime, including any money laundering crime prohibited under the Money Laundering Control Act (18 U.S.C. §§ 1956, 1957), or the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), and any amendments or successors thereto and any applicable regulations promulgated thereunder. Borrower represents and warrants to Lender, its successors and assigns, that, as of the date hereof: (a)(i) neither Borrower nor any member nor any general partner of such member of Borrower, nor any officer, director, employee or shareholder of Borrower, is or will become a “Person” described by Section 1 of The Anti-Terrorism Executive Order 13,224 of September 23, 2001 blocking property and prohibiting transactions with Persons who commit, threaten to commit, or support terrorism, 66 Fed. Reg. 49,049 (2001), or described in any rule or regulation implementing the same and, (ii) to the best knowledge and belief of the Borrower, neither Borrower nor any general partner or member of Borrower, nor any officer, director, or shareholder of Borrower, engages or will engage in any dealings or transactions, or be otherwise associated with, any such Persons; and (b) Borrower and all general partners and members and any general partner of such members of Borrower, and all officers, directors, employees and shareholders of Borrower, are in compliance, and will remain in compliance, with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). Borrower acknowledges that it understands and has been advised by legal counsel on the requirements of the applicable laws referred to above including, without limitation, the Money Laundering Control Act (18 U.S.C. §§ 1956, 1957), the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.) and the USA Patriot Act. Borrower shall notify Lender immediately upon receipt of any information indicating a breach of this Section 1.23, of if Borrower or any general partner or member of Borrower, or any officer, director, employee or shareholder of Borrower or the constituent owner of Borrower is custodially detained on charges relating to money laundering, whereupon Lender shall be entitled to take all actions necessary so that Lender is in compliance with all anti-money laundering regulations. Any and all loss, damage, liability, penalty, fine or expense, including reasonable attorneys’ fees and reasonable investigatory expenses, incurred by Lender in connection with any default by Borrower under this Section 1.23 shall be included in the indebtedness secured hereby, and shall immediately become due and payable by Borrower to Lender.
ARTICLE II
EVENTS OF DEFAULT
          The following shall constitute events of default (“Events of Default”) hereunder:
          2.01 The failure to make any payment of interest on the Note, or to make any payment of an installment of principal, on or before the day the same shall become due and payable, or the failure to make any other payments required under the Note on or before the day the same shall become due and payable, whether at maturity or by acceleration or as part of any prepayment or otherwise, in each case, as is provided in the Note and in this Deed of Trust, or the failure to make the payment of any insurance premium or tax required by Sections 1.04 and 1.06(a) to be paid, or the failure to make the deposits required by Section 1.06(b) or Section 1.12 (b), on or before the day the same shall become due and payable.
          2.02 A default by Borrower in the due, prompt and complete observance and performance of any obligation, covenant and agreement contained in Sections 1.03, 1.04, 1.05 or 1.06(c), and the failure to cure said default within ten (10) business days after written notice to Borrower of the occurrence thereof.
          2.03 A default by Borrower in the due, prompt and complete observance and performance of any obligation, covenant and agreement contained in the Note or in this Deed of Trust but not specified in Sections 2.01 or 2.02, and the failure to cure said default within thirty (30) days after written notice to Borrower of the occurrence thereof, or if not susceptible of cure during such thirty (30) day period, the failure of Borrower to commence during such thirty (30) day period and to diligently prosecute the cure of same.
          2.04 The appointment pursuant to an order of a court of competent jurisdiction of a trustee, receiver or liquidator of Borrower or of the Property or any part thereof.

          2.05 The filing by Borrower of a petition in bankruptcy or a petition for an arrangement or a reorganization pursuant to the Federal Bankruptcy Act or any similar law, federal or state, or the adjudication of Borrower as a bankrupt or as insolvent by a decree of a court of competent jurisdiction, and the same is not discharged within 120 days after the date of filing, or the making of an assignment for the benefit of creditors, or the admission by Borrower in writing of its inability to pay its debts generally as they become due, or the giving of consent by Borrower to the appointment of a receiver or receivers of all or any part of its property.
          2.06 The filing by any of the creditors of Borrower of a petition in bankruptcy against Borrower or a petition for reorganization of Borrower pursuant to the Federal Bankruptcy Act or any similar law, federal or state, and the same is not discharged within ninety (90) days after the date of filing thereof.
          2.07 The occurrence of any of the events enumerated in Sections 2.04 through 2.06 with regard to any guarantor of the Note, or the property of any such guarantor, or the revocation, limitation or termination of the obligations of any guarantor of the Note, except in accordance with the express written terms of the instrument of guaranty; or, if Borrower is a trust or trustee of a trust, the occurrence of any of the events enumerated in Sections 2.04 through 2.06 with regard to such trustee or any owner, or general partner of any owner, of more than ten percent (10%) of the beneficial interests of such trust.
          2.08 The sale, conveyance, transfer, disposition or further encumbering of the Property, or any part thereof or any interest therein, either voluntarily, involuntarily, or otherwise, or agreement so to do (collectively, a “Transfer”), without the prior written consent of Lender, which consent shall be granted, withheld or conditioned in the sole and entire discretion of Lender. In the event of any request for approval of a Transfer, along with any such request, Borrower shall pay to Lender a transfer fee equal to one percent (1%) of the then outstanding principal balance of the Note (“Transfer Fee”). Lender shall have the right to approve, decline or consent to any such requested Transfer in its sole and entire discretion. Any permitted transferee shall assume all payment and performance obligations under the Note, this Deed of Trust and the other Loan Documents pursuant to an assumption agreement prepared in recordable form by Lender’s legal counsel. Borrower shall pay Lender’s reasonable out-of-pocket expenses in connection with approving and documenting such Transfer, including the fees and costs of Lender’s local legal counsel, premiums for title insurance policies or endorsements, and recordation fees, whether or not the Transfer is completed.
          2.09 Except as provided in Section 2.08, in the event Borrower is a corporation or trust, the Transfer of more than five percent (5%) of the issued and outstanding capital stock of Borrower or of the beneficial interest of such trust without the prior written consent of Lender; or, in the event Borrower is a limited or general partnership or a joint venture, a change of any general partner or any joint venturer, either voluntarily, or otherwise, or the Transfer of any such general partnership or joint venture interests without the prior written consent of Lender; or, in the event Borrower is a limited liability company, a change of Manager (meaning either an actual change of the Manager or a change in ownership or control of the Manager), voluntarily or otherwise, or the Transfer of more than five percent (5%) of the membership interests in Borrower without the prior written consent of Lender; or, any change in Borrower’s form of legal entity, or the form of any legal entity which is the general partner or Manager of Borrower.

No Transfer or series of Transfers may be utilized to frustrate Lender’s rights in situations where the substantive effect of such Transfer or series of Transfers amounts to a disposition of the Property, or control thereof, for a valuable consideration to parties other than Borrower. Nothing contained herein shall limit in any manner, and all of the following shall be permitted without Lender’s consent, (i) a sale or transfer of all or substantially all of the assets of Pac Sun that includes the Borrower or (ii) a merger or consolidation or other acquisition of Pac Sun; provided the transferee of such assets or surviving company in such merger or consolidation or other acquisition has a net worth equal to or greater than three hundred million dollars ($300,000,000.00) and further provided that Borrower demonstrates such valuation to Lender’s reasonable satisfaction within fifteen days prior to the occurrence of any such merger, consolidation or other acquisition.
ARTICLE III
REMEDIES
          Upon the occurrence of any Event of Default, Trustee and Lender shall have the following rights and remedies:
          3.01 Lender may declare the entire principal of the Note then outstanding (if not then due and payable), and accrued but unpaid interest thereon to be due and payable immediately, and, notwithstanding the stated maturity in the Note or any other term or provision of the Note or this Deed of Trust to the contrary, the outstanding principal amount of the Note and the accrued but unpaid interest thereon shall become and be immediately due and payable.
          3.02 Whether or not Lender exercises the option provided in Section 3.01 above, Lender in person or by agent may, without any obligation so to do and without notice or demand upon Borrower and without releasing Borrower from any obligation hereunder: (i) make any payment or do any act which Borrower has failed to make or do; (ii) enter upon, take possession of, manage and operate the Property or any part thereof; (iii) make or enforce, or, if the same be subject to modification or cancellation, modify or cancel any leases of the Property or any part thereof upon such terms or conditions as Lender deems proper; (iv) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Lender deems proper to protect the security hereof; and (v) with or without taking possession, in its own name or in the name of Borrower, sue for or otherwise collect and receive rents, royalties, issues, profits, revenue, income and other benefits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Lender may determine. Upon request of Lender, Borrower shall assemble and make available to Lender at the Premises any of the Property which has been removed therefrom. The entering upon and taking possession of the Property, the collection of any rents, royalties, issues, profits, revenue, income or other benefits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such notice; and, notwithstanding continuance in possession of the Property, or any part thereof, by Lender, Trustee or a receiver, and the collection, receipt and application of rents, royalties, issues, profits, revenue, income or other benefits, Lender shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of a default, including the right to exercise the power of sale. Any of the actions referred to in this Section 3.02 may be taken by Lender, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. Further, Lender, at the expense of Borrower, either by purchase, repair or construction, may from time to time maintain and restore the Property or any part thereof and complete construction of the Improvements uncompleted as of the date thereof and in the course of such completion may make such changes in the contemplated Improvements as Lender may reasonably deem desirable and may insure the same.
          3.03 Lender shall be entitled to the full extent provided by law, to the appointment by a court having jurisdiction of a receiver to take possession of and protect the Property or any part thereof, and operate the same and collect the Rents and Profits.
          3.04 Lender may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to enforce any of the covenants and agreements hereof.
          3.05 Lender may elect to cause the Property or any part thereof to be sold as follows:
               (a) Lender may proceed as if all of the Property were real property in accordance with subparagraph (d) below, or Lender may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Premises or the Improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph (c) below, separate and apart from the sale of real property, the remainder of the Property being treated as real property.
               (b) Lender may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period herein provided (or immediately upon the expiration of any redemption or reinstatement period required by law) or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one (1) such sale or other disposition be conducted, Lender may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender may deem to be in its best interests.
               (c) Should Lender elect to cause any of the Property to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by the Uniform Commercial Code of the Governing Jurisdiction or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee or agent of Lender or Trustee. Both Borrower and Lender shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Lender may elect. Subject to the provisions of the Uniform Commercial Code of the Governing Jurisdiction, Lender shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code of the Governing Jurisdiction. Expenses of retaking, holding, preparing for sale, selling or the like shall include Lender’s reasonable attorneys’ fees and legal expenses, and upon such Event of Default, Borrower, upon demand of Lender, shall assemble such personal property and make it available to Lender at the Premises, a place which is hereby deemed reasonably convenient to Lender and Borrower. Lender shall give Borrower at least five (5) days’ prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Borrower, in the manner provided for the mailing of notices herein, it shall constitute reasonable notice to Borrower.
               (d) Should Lender elect to sell the Property or any part thereof that is real property or that Lender has elected to treat as real property, upon such election, Lender or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Borrower, Trustee, at the time and place specified in the notice of sale, shall sell the Property, or any portion thereof specified by Lender, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Section 3.07. Trustee may, and upon request of Lender shall, from time to time postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots or parcels, Lender may direct that the same be sold as a unit or be sold separately and, if to be sold separately, Lender may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Borrower, Trustee or Lender, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.
               (e) In the event of a sale or other disposition of the Property, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts, such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.
               (f) The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge to the grantee of all obligations to see to the proper application of the consideration therefor as hereinafter provided. The purchaser at any trustee’s or foreclosure sale hereunder may disaffirm any easement granted or rental or lease contract made in violation of any provision of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement and rental or lease contract.
               (g) Upon the completion of any sale or sales made by Trustee or Lender, as the case may be, under or by virtue of this Article III, Trustee or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower in its name and stead to make all necessary conveyances, assignments, transfers and deliveries of the Property or any part thereof and the rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or any substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Borrower, if so requested by Trustee or Lender, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable in the judgment of Trustee or Lender, for the purpose as may be designated in such request. Any such sale or sales under or by virtue of this Article III made under the power of sale herein granted shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against Borrower and any and all persons claiming or who may claim the same, or any part thereof, from, through or under Borrower. Borrower reserves any equity of redemption to which Borrower is entitled by California law following a sale of the Property by virtue of this Article III pursuant to judicial proceedings or of a judgment or decree of foreclosure.
               (h) Borrower hereby expressly waives any right that it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto.
          3.06 The purchase money, proceeds or avails of any sale made under or by virtue of this Article III, together with all other sums that may then be held by Trustee or of this Article III, or otherwise, shall be applied as follows:
          FIRST: To the payment of the costs and expenses of the sale, including reasonable compensation to Trustee and Lender, their agents and counsel, and of any judicial proceedings wherein the same may be made and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest at the Default Rate on all advances made by Trustee and all taxes or assessments, except for any taxes, assessments or other charges subject to which the Property shall have been sold, and further including all costs of publishing, recording, mailing and posting notice, the cost of any search and/or other evidence of title procured in connection therewith and the cost of any revenue stamps on any deed of conveyance.
          SECOND: To the payment of any and all sums expended under the terms hereof not then repaid, with accrued interest at the rate provided in the Note and all other sums required to be paid by Borrower pursuant to any provisions of this Deed of Trust or of the Note, including all expenses, liabilities and advances made or incurred by Lender under this Deed of Trust or in connection with the enforcement hereof, together with interest at the rate provided in the Note on all advances.
          THIRD: To the payment of the principal and interest then due, owing and unpaid upon the Note, with interest on the unpaid principal at the rate provided in the Note from the due date of any such payment of principal until the same is paid.

          FOURTH: The remainder, if any, to the person or persons legally entitled thereto.
          3.07 Upon any sale or sales made under or by virtue of this Article III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the indebtedness or other sums secured by this Deed of Trust the net sales price after deducting therefrom the expenses of sale and the costs of the judicial proceedings, if any, and any other sums which Trustee or Lender is authorized to deduct under this Deed of Trust, and, in such event, this Deed of Trust, the Note and documents evidencing expenditures secured hereby shall be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon said indebtedness as having been paid.
          3.08 (a) Upon the occurrence of any Event of Default and upon written demand by Lender, Borrower will pay to Lender the entire principal of the Note then outstanding, and all accrued but unpaid interest thereon, and, after the happening of said Event of Default, will also pay to Lender interest at the rate provided in the Note on the then unpaid principal of the Note, and the sums required to be paid by Borrower pursuant to any provision of this Deed of Trust, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Trustee and Lender hereunder. Subject to Section 1.22 of this Deed of Trust and any other contractual limitations on recourse or personal liability of Borrower contained in the Note or this Deed of Trust, in the event Borrower shall fail forthwith to pay such amount, upon such demand, Lender shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Borrower and, collect out of the property of Borrower wherever situated, as well as out of the Property, in any manner provided by law, moneys adjudged or decreed to be payable.
               (b) Lender shall be entitled to recover a deficiency judgment as aforesaid during the pendency of any proceedings for judicial enforcement of the provisions of this Deed of Trust, and the right of Lender to recover such deficiency judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or the foreclosure of the lien hereof, and in the event of a sale of the Property, and of the application of the proceeds of sale, as in this Deed of Trust provided, to the payment of the debt hereby secured, Lender shall be entitled to seek a deficiency judgment, in the manner provided by California law, for all amounts then remaining due and unpaid upon, the Note, and for all other charges, payments and costs due under this Deed of Trust. In case of proceedings against Borrower in insolvency or bankruptcy or any proceedings for the reorganization of Borrower or involving the liquidation of its assets, Lender shall be entitled, to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Deed of Trust, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Property; provided, however, that in no case shall Lender receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Property and distribution from the estate of Borrower. Lender’s entitlement to seek a deficiency judgment against Borrower or to receive distribution of assets from the bankrupt estate of Borrower in excess of the assets which comprise the Property and the proceeds thereof is subject to any contractual limitations on recourse or personal liability of Borrower contained in the Note or this Deed of Trust, including, without limitation, Section 1.22 of this Deed of Trust.
               (c) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Trustee or Lender hereunder, but such liens, rights, powers and remedies of Trustee and Lender shall continue unimpaired as before.
               (d) Any moneys thus collected by Lender under this Section 3.08 shall be applied by Lender in accordance with the provisions of Section 3.06.
          3.09 Upon the commencement of any action, suit or other legal proceedings by Lender to obtain judgment for the principal of, or interest on the Note and other sums required to be paid by Borrower pursuant to any provision of the Note or this Deed of Trust, or of any other nature in aid of the enforcement of the Note or of this Deed of Trust, Borrower, to the fullest extent permitted by law, will and does hereby agree that service of process shall be deemed to have been effected upon the delivery of process to Borrower in the manner provided for delivery of notice as set forth in Section 5.03 hereof (other than the manner provided in Section 5.03 (i)), and Borrower will, and does hereby enter its voluntary appearance in such action, suit or proceedings. After the happening of any Event of Default, or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceedings to enforce any right of Trustee or Lender, Trustee or Lender shall be entitled forthwith, as a matter of right, if either shall so elect, without the giving of notice to any other party and without regard to the adequacy of the security of the Property, either before or after declaring the unpaid principal of the Note to be due and payable, to apply for the appointment of such a receiver or receivers.
          3.10 Notwithstanding the appointment of any receiver, liquidator or trustee of Borrower, or of any of its property, or of the Property or any part thereof, Trustee and Lender shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust, including, but not limited to, the Rents and Profits.
          3.11 No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Lender in exercising any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Lender may be exercised from time to time as often as may be deemed expedient by Trustee or Lender. If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order as it may determine. Nothing in this Deed of Trust or in the Note shall affect the obligation of Borrower to pay the principal of, and interest on the Note, or any payment required under the Note or this Deed of Trust, in the manner and at the time and place therein respectively expressed.
          3.12 To the fullest extent permitted by applicable law, Borrower will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law or law pertaining to the marshaling of assets, the administration of estates of decedents, any exemption from execution or sale of the Property or any part thereof, including exemption of homestead, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and Borrower hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Lender, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Borrower, for itself and all who claim under it, hereby waives, to the extent that it lawfully may, all right to have the Property marshaled upon any sale or foreclosure hereunder.
          3.13 Upon the occurrence of any Event of Default and pending the exercise by Trustee or Lender or their agents or attorneys of their right to exclude Borrower from all or any part of the Property, Borrower agrees to vacate and surrender possession of the Property to Trustee or Lender, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of leased premises for non-payment of rent, however designated.
          3.14 In the event ownership of the Property or any portion thereof becomes vested in a person other than the Borrower herein named, Lender may, without notice to the Borrower herein named, whether or not Lender has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the indebtedness secured hereby, and in the same manner as with the Borrower herein named, without in any way vitiating or discharging Borrower’s liability hereunder or for the indebtedness hereby secured.
          3.15 In the event that there be a Trustee’s sale hereunder and if at the time of such sale Borrower, or its heir, executor, administrator or assign, be occupying the Premises and Improvements or any part thereof so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the Premises and Improvements, such rental to be due daily to the purchaser. An action of unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of said

Premises and Improvements; and this agreement and the Trustee’s deed shall constitute a lease and agreement under which any such tenant’s possession arose and continued.
ARTICLE IV
CONCERNING TRUSTEE
          4.01 Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.
          4.02 Trustee may resign at any time upon giving thirty (30) days’ notice in writing to Borrower and to Lender.
          4.03 In the event of Trustee’s death, removal, resignation, refusal to act or inability to act, or in the sole discretion of Lender for any reason whatsoever, Lender may, at any time or from time to time without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor trustee. Such substitute trustee shall not be required to give bond for the faithful performance of its duties unless required by Lender. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Premises are located, which appointment may be executed by any authorized agent of Lender and if Lender is a business trust or corporation and such appointment be executed on its behalf by any officer of such business trust or corporation, such appointment shall be conclusively presumed to have been executed with authority and shall be valid and sufficient without proof of any action by the Board of Trustees or Board of Directors or any superior officer of the business trust or corporation. Borrower hereby ratifies and confirms any and all acts which the herein named Trustee, or its successor or successors in this trust, shall do lawfully by virtue hereof. Borrower hereby agrees, on behalf of itself and of its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by Trustee or any substitute trustee, or its successor or successors in this trust, acting under the provisions of this Deed of Trust, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.
          4.04 At any time and from time to time, without liability therefor and without notice, upon written request of Lender, Trustee shall (i) consent in writing to the making of any map or plat of the Property, (ii) join in granting any easement thereon, (iii) join in any extension agreement or any agreement subordinating the lien or charge hereof, or (iv) upon presentation of this Deed of Trust and the Note or notes secured hereby for endorsement, and without affecting the personal liability of any person for the payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, reconvey any part of the Property.

          4.05 Upon written request of Lender stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note or notes secured hereby for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder to Borrower. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truth thereof.”
ARTICLE V
MISCELLANEOUS
          5.01 In the event any one or more of the provisions contained in this Deed of Trust or in the Note or in any instrument heretofore or hereafter executed by Borrower having reference to or arising out of the indebtedness represented by the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
          5.02 Borrower agrees to pay Lender or its authorized loan servicing agent for each and any Lender Statement furnished at Borrower’s request the lesser of the maximum fee allowed by the law of the Governing Jurisdiction or $25.00. Such fee shall be computed as of the time said statement is furnished.
          5.03 All notices given under this Agreement shall be in writing, and sent to the other party at its address set forth below or at such other address as such party may designate by notice to the other party and shall be deemed given (i) three (3) Business Days (as defined below) after mailing, by certified or registered U.S. Mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after delivery, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolater Courier, U.P.S. Next Day Air), or (iii) when received, if delivered by hand, as evidenced by a signed receipt:

If to Borrower:	c/o Pacific Sunwear of California, Inc.
3450 East Miraloma Avenue
Anaheim, CA 92806
Attention: Craig Gosselin, SVP and General Counsel

If to Lender:	AMERICAN NATIONAL INSURANCE COMPANY
One Moody Plaza
Galveston, Texas 77550
Attention: Mortgage and Real Estate Investment Department
A “Business Day” is any day on which commercial banks are not authorized or required by law to close in the Governing Jurisdiction. Borrower and Lender reserve the right to change the addresses herein stated for purposes of notice from time to time by serving written notice to the other as provided herein.
          5.04 Borrower hereby requests that a copy of any Notice of Default and Notice of Sale as may be required by law be mailed to it at its address herein contained.

          5.05 The granting of consent by Lender to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to require consent to future or successive transactions.
          5.06 All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of Borrower and the successors in trust of Trustee, and the endorsees, transferees, successors and assigns of Lender.
          5.07 This Deed of Trust may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same deed.
          5.08 This Deed of Trust is to be construed and enforced according to the laws of the Governing Jurisdiction except that, with respect to any portion of the Property located outside of the Governing Jurisdiction, the laws of the state in which such portion of the Property is located shall be applicable thereto but only to the extent required for Lender to exercise its rights and remedies in order to realize upon its interests in the Property.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Deed of Trust, Assignment of Rents and Security Agreement has been executed and delivered as of the day and year first above written.

BORROWER MIRALOMA BORROWER CORPORATION, a Delaware corporation
By:	/s/ Craig E. Gosselin
	Name:	Craig E. Gosselin
	Title:	President

NOTARIZED SIGNATURES REQUIRED

LOCAL FORM OF ACKNOWLEDGMENTS

STATE OF CALIFORNIA	)
)
COUNTY OF _________________________	)
     On _______________, 2010, before me, ____________________________________, Notary Public, personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
     I swear under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
     WITNESS my hand and official seal.

Signature	[SEAL]

STATE OF CALIFORNIA	)
)
COUNTY OF _________________________	)
     On                                 , 2010, before me,                                                                                              , Notary Public, personally appeared                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
     I swear under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
     WITNESS my hand and official seal.

Signature	[SEAL]

EXHIBIT “A”
LEGAL DESCRIPTION
Real property in the City of Anaheim, County of Orange, State of California, described as follows:
PARCEL A:
PARCEL I:
PARCEL 1 OF PARCEL MAP NO. 2008-117, RECORDED IN BOOK 364, PAGES 44 THROUGH 48 INCLUSIVE OF PARCEL MAPS, OF OFFICIAL RECORDS OF THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
PARCEL II:
INTENTIONALLY DELETED
PARCEL III
NON-EXCLUSIVE EASEMENTS FOR UTILITY SERVICES, SURFACE DRAINAGE, ACCESS, INGRESS AND EGRESS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “EASEMENTS AND COVENANTS AGREEMENT” RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000545184 OF OFFICIAL RECORDS.
PARCEL B:
PARCEL 1:
PARCEL 2 OF LOT LINE ADJUSTMENT NO. LLA-0000667 RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000543923 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 2:
NON-EXCLUSIVE EASEMENT FOR UNDERGROUND WATER LINE MORE PARTICULARLY SET FORTH IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT” RECORDED NOVEMBER 13, 1997 AS INSTRUMENT NO. 19970579282 OF OFFICIAL RECORDS.
PARCEL 3:
NON-EXCLUSIVE EASEMENTS FOR ABOVE-GROUND PEDESTRIAN INGRESS AND EGRESS AND UNDERGROUND PEDESTRIAN TUNNEL MORE PARTICULARLY SET FORTH IN THE DOCUMENT ENTITLED “RECIPROCAL EASEMENT AGREEMENT”

RECORDED NOVEMBER 13, 1997 AS INSTRUMENT NO. 19970579285 OF OFFICIAL RECORDS.
PARCEL 4:
NON-EXCLUSIVE EASEMENTS FOR UTILITY SERVICES, SURFACE DRAINAGE, ACCESS, INGRESS AND EGRESS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “EASEMENTS AND COVENANTS AGREEMENT” RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000545184 OF OFFICIAL RECORDS.
PARCEL 5:
NON-EXCLUSIVE EASEMENTS FOR RIGHT OF WAY WITH THE RIGHT OF INGRESS AND EGRESS FOR THE PURPOSE OF INSTALLING, MAINTAINING, REPAIRING AND USEING COMMON PARKING AREAS, PARKING STALLS AND DRIVEWAYS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “DECLARATION OF USE RESTRICTIONS” RECORDED JUNE 26, 2003 AS INSTRUMENT NO. 203000750065 OF OFFICIAL RECORDS.
APN: 345-201-24 and 345-201-26

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